UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2021

Inspyr Therapeutics, Inc.

(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2629 Townsgate Road, Suite 215

Westlake Village CA 91361

(Address of Principal Executive Offices)

818-661-6302

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 12, 2021, Inspyr Therapeutics, Inc., (the “Company”), announced the completion of (i) the 1-for-75 reverse stock split as previously disclosed, and (ii) its reorganization into a holding company structure changing its corporate name. At the market open on October 12, 2021, the Company will begin trading on a post-split basis as Rebus Holdings, Inc. under the symbol RBSH. The new CUSIP is 75619J 103. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.01.

Item 9.01	Financial Statement and Exhibits.

Exhibit No.	Description
99.01	Press Release dated October 12, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2021

Inspyr Therapeutics, Inc.

By:	/s/ Raul Silvestre
Raul Silvestre Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.01	Press Release dated October 12, 2021.

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